HIT’s Ohio Impact Investing (Since Inception – 3/31/26*)

26	$284.2M	$448.6M	5.5M	4,053	$1.2B
Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Units of Housing (56% affordable)	Total Economic Impact

Project Name	City	Total Units	Affordable Units	Invested/ Allocated (in MM)
Ambassador Nursing Home	East Cleveland	154	154	$4,387,300
Aurora Manor	Portage	100	100	$3,847,630
Bath Manor	Akron	150	150	$5,145,634
Berkley Park at New Albany	Columbus	180	180	$13,050,200
Bingham Apartments	Cleveland	340	68	$45,634,900
Bryden House	Columbus	160	32	$2,865,000
Crittenden Court	Cleveland	208	41	$12,395,200
L&O Care II	Beachwood	274	274	$11,190,400
Leo E. Dugan Apartments	Cuyahoga Falls	70	70	$2,332,100
Marshall Building/Magnate Building	Cleveland	41	8	$4,211,200
Mayfield Manor I	Canton	144	144	$9,858,800
Normandy Manor	Rocky River	150	150	$5,908,300
Otis Building	Cleveland	249	50	$28,152,700
Palmer Gardens	Toledo	75	75	$5,110,000
Pinzone Towers	Rocky River	100	100	$6,583,800
Project 29 (Church + State)	Cleveland	158	-	$39,000,000
Quay 55 Apartments	Cleveland	139	27	$21,098,500
Silver Meadow Apartments	Kent	444	89	$10,247,940
Somerset Point Nursing Home	Shaker Heights	50	50	$7,444,399
The Glendale/Chelmsford Bd & Care	Toledo	75	75	$1,900,000
The Greens	Lyndhurst	248	248	$14,204,824
Toledo Innovation Center	Toledo	-	-	$10,000,000
Villa West Nursing	Monclova	100	100	$2,491,700
Wayman Palmer (Toledo) YMCA Community Hub	Toledo	-	-	$8,000,000
Westway Gardens	Elyria	300	60	$3,845,000
YMCA of Cleveland	Cleveland	144	28	$5,281,900
Grand Total		4,053	2,273	$284,187,427

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced in this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call HIT Investor Relations at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

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